UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2022

F-STAR THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37718	52-2386345
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eddeva B920 Babraham Research Campus Cambridge, United Kingdom CB22 3AT (Address of principal executive offices)

Registrant’s telephone number, including area code: +44-1223-497400

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FSTX	The Nasdaq Stock Market (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Event

CFIUS Issues Interim Order Preventing Closing of Pending Merger with invoX Pharma Limited; Tender Offer Extended Until 5 p.m. Eastern Time on Friday December 30, 2022.

F-star Therapeutics, Inc. (the “F-star”) provides the following update regarding its Agreement and Plan of Merger, dated as of June 22, 2022, as amended (the “Merger Agreement”), by and among, the Company, invoX Pharma Limited (“invoX”), Fennec Acquisition Incorporated, a wholly owned subsidiary of invoX (“Fennec” and together with the F-star and invoX, the “Parties”), and Sino Biopharmaceutical Limited, as guarantor ( “Sino Biopharm”):

Effective at December 29, 2022 at 12:05 a.m. Eastern Time, the Committee on Foreign Investment in the United States (“CFIUS”) issued an order (the “Interim Order”) preventing the consummation of the transactions pursuant to the Merger Agreement, citing unresolved national security risks. The Interim Order also prohibits (1) the transfer, lease, license, sale, or otherwise acquisition of any asset or affiliate of F-star to Sino Biopharm, invoX, or any of their affiliates, or (2) the transfer, lease, license, sale, or acquisition otherwise of any securities, equity, or other ownership interests or rights in F-star or any affiliate of F-star, including any rights to acquire any of the foregoing, by Sino Biopharm, invoX, Fennec, or any affiliates of any of the foregoing, including through merger.

The Interim Order is for an indeterminate duration, lasting until: (1) CFIUS concludes action under Section 721 with respect to the transaction; (2) the President of the United States (“President”) takes action or declines to take action under Section 721 with respect to the transaction; or (3) CFIUS or the President revokes or terminates this Interim Order.

The purpose of the Interim Order is to provide CFIUS adequate opportunity to continue its review and investigation. The Parties may provide CFIUS with additional relevant information and CFIUS will consider such information, including information regarding the Interim Order or proposals to mitigate the identified national security risks.

As described below, the extension of the tender offer enables the Parties to have additional time for discussions with CFIUS regarding the Interim Order and to evaluate whether mitigation steps can be taken to permit the timely closing of the transactions contemplated by the Merger Agreement. Previously, CFIUS had confirmed to the Parties that it had determined that mitigation measures would be available. However, other than outlining some core attributes of such mitigation, CFIUS had provided no specific information, had indicated its views were preliminary, and had not indicate a timetable for its determination of any specific requirements to be imposed.

Tender Offer Extended Until 5 p.m. Eastern Time on Friday December 30, 2022

On December 29, 2022, invoX, Fennec, and Sino Biopharm extended the Offer to 5:00 p.m., Eastern Time, on December 30, 2022. The End Date, as defined in the Merger Agreement, is one (1) minute past 11:59 p.m., Eastern Time, on December 30, 2022. As previously described, the Merger Agreement may be terminated by either party, subject to certain exceptions, if any of the Offer conditions, are not satisfied or waived, to the extent waiveable, by Purchaser on or before the End Date. The foregoing provides the Parties additional time to have discussions with CFIUS regarding the Interim Order and to evaluate any next steps.

The Offer was previously set to expire at one (1) minute past 11:59 p.m., Eastern Time, on December 28, 2022. As of such time, the Depositary had advised that Shares representing approximately 76% of the outstanding Shares had been validly tendered into and not properly withdrawn from the Offer.

Forward-Looking Statements

This report contains forward-looking statements. Forward-looking statements are generally identified by the words “expects”, “anticipates”, “believes”, “intends”, “estimates”, “plans”, “will be” and similar expressions. These forward-looking statements include, without limitation, statements related to the consummation of the acquisition of the Company and other statements that are not historical facts. These forward-looking statements are based on Parent’s and the Company’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to the parties’ ability to complete the transaction on the proposed terms and schedule; whether sufficient stockholders of the Company tender their shares in the Transaction; whether the parties can address the concerns raised by CFIUS sufficiently to enable the Interim Order to be revoked or terminated, or to otherwise permit the closing of the transaction or the equity investment provided for in the Merger Agreement in the event of certain terminations related to the Foreign Investment Condition; the possibility that some of the Offer conditions will not be satisfied or waived by Parent, to the extent waiveable, by the Expiration Date; and other risks related to the Company’s business detailed from time-to-time under the caption “Risk Factors” and elsewhere in the Company’s SEC filings and reports, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2022 and September 30, 2022. The Company undertakes no duty or obligation to update any forward-looking statements contained in this report as a result of new information, future events or changes in their expectations, except as required by law.

Additional Information and Where to Find It

A tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, was filed with the SEC by invoX and Fennec, and a Solicitation / Recommendation Statement on Schedule 14D-9 was filed with the SEC by the Company. The offer to purchase shares of Company common stock is being made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ BOTH THE TENDER OFFER STATEMENT AND THE SOLICITATION / RECOMMENDATION STATEMENT REGARDING THE OFFER, AS THEY MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR COMMON STOCK, INCLUDING THE TERMS AND CONDITIONS OF THE TENDER OFFER. Investors and security holders may obtain a free copy of these statements and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the Information Agent for the Offer, which is named in the tender offer statement. Investors may also obtain, at no charge, the documents filed or furnished to the SEC by the Company under the “Investors” section of the Company’s website at www.f-star.com. Capitalized terms used in this Current Report on Form 8-K without being defined herein shall have the same meanings ascribed to them in the Schedule 14D-9, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F-STAR THERAPEUTICS, INC.

By:	/s/ Darlene Deptula-Hicks
Darlene Deptula-Hicks Chief Financial Officer

Date: December 29, 2022